Other Non-current Assets - Summary of Other Non-current Assets (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2019 CNY (¥)
Other Assets, Noncurrent [Abstract]
Prepayment for purchase of land use rights		¥ 130,260	¥ 0
Long-term deposits		60,655	29,316
Prepayments for purchase of property and equipment		37,212	7,159
Prepayments for acquisition of assets		0	100,000
Others		506	1,037
Total	$ 35,040	¥ 228,633	¥ 137,512